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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Vastar Resources, Inc. of our report dated
February 22, 1999, relating to the financial statements, which appears in the Annual Report on Form 10-K.

                                  /s/ PRICEWATERHOUSECOOPERS LLP


Houston, Texas
December 27, 1999